UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2012

KAYAK Software Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35604	54-2139807
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

55 North Water Street, Suite 1 Norwalk, CT 06854 (Address of Principal Executive Offices)(Zip Code)
(203) 899-3100
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On November 1, 2012, KAYAK Software Company (“KAYAK”), entered into Amendment No. 4 to the Google Services Agreement with Google Inc. (the “Amendment”) amending the Google Services Agreement dated November 1, 2010, as amended (the “Agreement”), to among other things, extend the term of the Agreement through October 31, 2014.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the provisions of the Amendment, which will be filed on KAYAK's next Annual Report on Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYAK SOFTWARE CORPORATION

Date: November 7, 2012	By: /s/ Melissa H. Reiter
Melissa H. Reiter
Chief Financial Officer and Treasurer